SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2006

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard

Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03                                                AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 26, 2006, the Board of Directors of the Company approved and adopted amendments to the Company’s By-Laws in order to add Article II, Section 8, which specifies certain notice requirements for shareholder business and director nominations to be proposed at annual or special meetings of shareholders.

The foregoing description of the amendments to the Company’s By-Laws is only a summary and is qualified by reference to the full text of the Company’s By-Laws, as amended, which amended By-Laws are attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

(c)                             Exhibits

Exhibit Number	Description
3.1	By-Laws of Regis Corporation (as amended effective October 26, 2006)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 31, 2006	By:	/s/ Eric A. Bakken
Name: Eric A. Bakken
Title: Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.1	By-Laws of Regis Corporation (as amended effective October 26, 2006)